VisionWave Holdings, Inc.

Overview

Nasdaq: BNIX, BNIXR & BNIXW (VWAV)

Disclaimer

Bannix Acquisition Corp. ("Bannix"), through VisionWave Holdings Inc. ("Holdings" and together with Bannix, the "Company"), a wholly owned subsidiary, intends to acquire VisionWave Technologies Inc. ("Technologies"). This presentation (this "Presentation") is being furnished solely for the purpose of assisting the parties to whom it is addressed in making their independent evaluation with respect to a proposed business combination (the "Business Combination") among Holding and Technologies. The information contained in this Presentation should be treated in a confidential manner and may not be reproduced or used in whole or in part for any other purposes, nor may it be disclosed or otherwise made available to any third party. The provision of this Presentation shall not be taken as any form of commitment on the part of any party to proceed with the Business Combination or any other transaction.

No Representations or Warranties

No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of the information contained in this Presentation or any other information (whether written or oral) that has been or will be provided to you. To the fullest extent permitted by law, none of the parties nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, it errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be inclusive or of all of the information necessary to make an evaluation of the proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Holdings and Technologies and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs.

Forward-Looking Statements

This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Technologies and the proposed Business Combination. Any statements other than statements of historical fact contained in this Presentation, including statements regarding the anticipated benefits and timing of the completion of the Business Combination, the products and services offered by Technologies and the markets in which it operates, planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. These forward-looking statements generally are identified by the words "believe," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document ,including, but not limited to the following risks: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Bannix's securities; (ii) the risk that the Business Combination may not be completed by Bannix's business combination deadline; (iii) the failure by the parties to satisfy the conditions to the consummation of the Business Combination; (iv) Holdings may fail to obtain the listing of its securities on the Nasdaq; (v) costs related to the Business Combination; (v) changes in business, market, financial, political and legal conditions; and (vi) those risk factors discussed in documents of the Company filed, or to be filed, with the Securities and Exchange Commission ("SEC").

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Bannix's Annual Reports on Form 10-K, the registration statement on Form S-4 and proxy statement/prospectus that has been filed by Holdings, and other documents filed from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the parties assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the parties gives any assurance that any of the parties will achieve its expectations.

Industry and Market Data

In this Presentation, the parties rely on and refer to certain information and statistics regarding the markets and industries in which Technologies competes. Such information and statistics are based on Technologies' management's estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While Technologies believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. None of the parties independently verified the accuracy or completeness of the information provided by the third-party sources. Each of the parties expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein.

No Offer or Solicitation

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of the parties or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein any representation to the contrary is a criminal offense.

Participants in Solicitation

Bannix, Holdings and Technologies and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Bannix's shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of Bannix's directors and officers in the Business Combination in Bannix's filings with the SEC. Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Bannix, Holdings and Technologies through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC that are referred to herein can be obtained free of charge by directing a written request to Bannix Acquisition Corp. at 300 Delaware Ave., Suite 210 # 301, Wilmington, DE 19801 Telephone No.: (302) 305-4790.

VisionWave at a Glance

01 VisionWave is a next-generation defense technology company pioneering proprietary AI a real-time decision-making framework that powers autonomous systems, threat detection, and tactical operations across land, air, and sea for military and homeland security forces worldwide.

02 Founded in March 2024, VisionWave combines AI and sensing technologies developed by its founders and acquired assets, including IP purchased from GBT Tokenize Corp.

03 Core Technology: VisionWave's Proprietary AI

- VisionWave's proprietary AI is built for defense-grade performance in unpredictable, high-stakes environments.
- Unlike traditional narrow AI, it enables adaptive decision-making, autonomous mission execution, and real-time coordination across land, air, and sea domains.
- This advanced framework is purpose-built to meet the evolving demands of modern military and homeland security operations.

04 Applications include:

- Unmanned ground, aerial, and sea platforms
- Surveillance and detection systems
- Weapon systems, targeting modules, and active protection

05 Headquarters & R&D

- U.S. Headquarters: West Hollywood, California



S4 - See S-4, pages 166–174, for detailed history and operational status.

VisionWave Mission


AI

Powering the future of defense with autonomous systems, advanced sensing, and VisionWave's proprietary AI.

Core Technologies & Strategic Advantages

All VisionWave systems are powered by its proprietary real-time AI engine, designed to enable autonomous control, superior performance, and in-field adaptability. Built for high-stakes environments, VisionWave's proprietary AI adapts to dynamic threat conditions in real time.

Key Technology Applications

- **Autonomous Platforms**
  Ground, aerial, and maritime systems operating with real-time decision-making and adaptive mission control.

- **High-Resolution Radar**
  Modular, tactical radar enabling compact deployment and precision threat awareness.

- **RF-Based Detection**
  Converts radio frequency signals into visual data for tracking threats beyond line of sight.

- **Event-Based Vision**
  Low-power, ultra-fast imaging for real-time detection in complex and dynamic environments.

- **Weapon & Protection Systems**
  Integrated RWS and APS guided by AI for automated engagement and short-range threat neutralization.

Descriptions aligned with public disclosures in Form S-4 filed on April 21, 2025.

Market Opportunity & Demand Drivers

Rapidly Expanding Global Demand

- Global defense and homeland security spending continues to grow, driven by evolving threat landscapes and geopolitical instability.
- High-priority procurement for autonomous systems, counter-drone technologies, and AI-enabled decision support.

Key Market Drivers:

Surge in Aerial & FPV Drone Threats

Military and critical infrastructure face rising threats from small, fast, low-cost UAVs.

Defense Modernization Initiatives

Nations are replacing legacy systems with autonomous, AI-integrated platforms to meet modern battlefield demands.

Demand for Multi-Domain Awareness

Integration of land, air, and sea intelligence into a single, responsive ecosystem is becoming mission-critical.

U.S. and Allied Defense Priorities

VisionWave technologies are aligned with evolving defense modernization trends, including U.S. initiatives emphasizing multi-domain coordination. While aligned with U.S. and allied modernization efforts, no formal procurement awards have been received to date.

VisionWave's Opportunity

- Positioned at the intersection of AI, autonomy, and defense-grade sensing
- AI-based systems address urgent procurement needs with real-time adaptability, superior performance, and scalable integration

Total Addressable Market

GLOBAL MARKET GROWTH


$2,16T
2021
$2,89T
2027

The global defense market is projected to grow from $2.16 trillion in 2021 to $2.89 trillion by 2027.

The global drone market is expected to more than double by 2029, and the counter-drone market is projected to reach $5.2 billion by 2028 (Markets and Markets).

Market data cited based on third-party research disclosed in Form S-4, including Allied Market Research and Deloitte Defense Outlook

Execution Strategy

Go-to-Market Approach

- Direct Sales & Government Contracts - VisionWave has entered into memoranda of understanding with defense partners.
- Strategic Partnerships - Supporting major defense contractors with modular, ready-to-integrate systems that accelerate their time to deployment.
- Licensing Model - VisionWave is evaluating commercialization models such as direct sales, integration partnerships, and potential licensing of its proprietary AI core to defense contractors. These models are under development and not yet formalized.

Solving a Major Industry Bottleneck

- Large defense contractors often operate in slow, reactive cycles waiting for formal government requests, then taking years to develop a solution. By then, the threat (like today's evolving FPV drone attacks) has already changed.

VisionWave seeks to fill this gap by:

- Delivering fast, field-tested solutions
- Helping primes respond immediately, not years later
- Providing AI-powered modules that plug into existing systems without re-architecting

Scalability & Control

- Modular design and centralized AI core allow flexible deployment across mission types and domains
- VisionWave retains IP ownership while enabling integration and upgrades by partners and clients

Exploring potential licensing models. No definitive licensing agreement has been entered into as of the date of the Form S-4 filing..

Leadership



Noam Kenig – CEO

Award-winning founder and defense innovator with over 20 years of experience in AI, autonomous systems, and advanced defense technologies. Brings extensive hands-on experience deploying mission-critical solutions for defense and homeland security organizations worldwide.



Dr. Danny Rittman – CTO

Experienced inventor with extensive expertise in AI, chip design, and software engineering. Holds a PhD in Computer Science. Specialized in developing cutting-edge quantum processors and algorithms. Former CTO at multiple tech companies.



Erik Klinger – CFO

Growth-focused executive with extensive experience in M&A, capital markets, and public company operations. Former CEO of CIMfinity and CFO of Gopher Protocol, with a strong track record in scaling tech ventures. Holds degrees from Dartmouth and an MBA from UCLA.



Yossi Attia – COO

Seasoned operational leader and entrepreneur with a strong track record in capital markets, venture growth, and international investment strategy. Brings extensive experience scaling businesses and driving cross-border execution.

Biographies presented above are summarized. For full disclosures, please refer to pages 190–193 of the Form S-4 filed with the SEC.

Board and Strategic Advisors



Doug Davis – Executive Chairman
CEO and co-Chairman of Bannix Acquisition Corp. 35+ years in tech and finance. Former CEO of public and private companies; expert in international business development, M&A, IT, AI, robotics and supply chain. AB Stanford, MBA UCLA.



Ambassador (Ret.) Ned L. Siegel – Advisor
Decades of leadership in real estate, public service, and advisory roles. Former U.S. Ambassador to the Bahamas. Phi Beta Kappa; J.D. from Dickinson; honorary doctorate from the University of S. Carolina.



Chuck Hansen – Board Member
Chairman & CEO of Electro Scan Inc., a cleantech company. Holder of 19 patents and certified by major global firms, including Saudi Aramco. Advisor to Crown Electrokinetics (NASDAQ: CRKN) and Moneta Ventures. BS UC Berkeley, MBA UCLA. FAA-certified pilot and licensed drone operator.



Eric T. Shuss – Board Member
High-tech executive with leadership roles across AI, robotics, ERP, telecom, and manufacturing. Founder and former CEO, COO, VP, and President of multiple tech ventures. Expert in enterprise systems, cloud computing, blockchain, and automation. Holds a degree in Electrical Engineering and Computer Science from California State University, Long Beach.



Haggai Ravid – Board Member
Strategist and trusted CEO with 18 years of experience in leading investment banks in Israel. Proven track record in optimizing financial operations to ignite business growth. Demonstrated ability to drive M&A activities.

Biographies presented above are summarized. For full disclosures, please refer to pages 190–193 of the Form S-4 filed with the SEC.

Milestones

VisionWave is advancing rapidly on its mission to redefine defense through intelligent autonomy. Since launch, the company has moved with precision—securing core technologies, engaging with top-tier partners, and laying the foundation for scalable global deployment. These milestones mark the critical steps in our journey from concept to commercialization.

VisionWave is currently undergoing technical evaluations with multiple U.S. and international defense integrators. Some of these engagements are subject to non-disclosure agreements, and as such, specific terms, timelines, or counterparties cannot be disclosed at this time.

Q1 2024

• Company formed through the consolidation of three defense-focused technology firms

Q2 2024

• Acquired proprietary technologies and patents in AI, sensing, and autonomous control

Q4 2024

• Initiated pilot programs with leading defense integrators (under NDA)

Q3 2025

• VisionWave anticipates future licensing discussions with defense partners, subject to technical evaluations, with the first AI platform agreement targeted for future finalization.

VisionWave is advancing the future of unmanned systems through intelligent, mission-ready solutions that enhance safety, efficiency, and operational effectiveness across military, law enforcement, and civilian sectors.

At the core of every VisionWave solution is our proprietary AI—a real-time, adaptive system designed to evolve in the field, outpace emerging threats, and drive the transformation of the modern battlefield.

Our mission is to integrate next-generation technologies that not only improve performance but also save lives by enabling faster, smarter, and more autonomous decision-making in high-risk environments.

For investment or strategic inquiries, contact us

Investor Relations:

IR@visionwave.tech

www.visionwave.tech

VisionWave Holdings, Inc.
U.S. Headquarters:
1061 1/2 N Spaulding Ave
West Hollywood, CA 90046
United States



This presentation is for informational purposes only and should be read in conjunction with the Form S-4 registration statement filed with the SEC. No offer to sell or solicitation to invest is made hereby.